Exhibit 99.1

Frontier Communications
3 High Ridge Park
Stamford, CT 06905
203.614.5600
www.frontier.com

Frontier Communications to Release Third-Quarter 2013 Results and Host Call

STAMFORD, Conn., September 24, 2013 -- Frontier Communications Corporation  (NASDAQ: FTR) plans to release third-quarter 2013 results on Tuesday, November 5, 2013 after the market closes and to host a conference call that day at 4:30 P.M. Eastern Time.  The conference call will be webcast and may be accessed in the Webcasts & Presentations section of Frontier’s Investor Relations website at www.frontier.com/ir.

A telephonic replay of the conference call will be available for five days beginning at 7:30 P.M. Eastern Time, Tuesday, November 5, 2013 at 888-203-1112 for U.S. and Canadian callers or, outside the U.S. and Canada, at 719-457-0820, passcode 5917807.  A webcast replay of the call will be available at www.frontier.com/ir.

INVESTOR CONTACT:	MEDIA CONTACT:
Luke Szymczak	Brigid Smith
Vice President, Investor Relations	AVP, Corp. Comm.
(203) 614-5044	(203) 614-5042
luke.szymczak@ftr.com	brigid.smith@ftr.com

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